                                                               EXHIBIT 99.1


                                    STOCKHOLDERS AGREEMENT dated as of August
                           17, 1999 (this "Agreement"), among LUCENT
                           TECHNOLOGIES INC., a Delaware corporation ("Parent"), and the individuals and other parties listed on Schedule A attached hereto (each, a "Stockholder" and, collectively, the "Stockholders").


                  WHEREAS Parent, Dallas Merger Inc., a Massachusetts corporation and a wholly owned subsidiary of Parent ("Sub"), and Excel Switching Corporation, a Massachusetts corporation (the "Company"), propose to enter into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended or supplemented, the "Merger Agreement"; terms used but not defined herein shall have the meanings set forth in the Merger Agreement), providing for, among other things, the merger of Sub with and into the Company, upon the terms and subject to the conditions set forth in the Merger Agreement;

                  WHEREAS each Stockholder owns the number of shares of capital stock of the Company set forth opposite such Stockholder's name on Schedule A attached hereto (such shares of capital stock of the Company, together with any other shares of capital stock of the Company acquired by such Stockholder after the date hereof and during the term of this Agreement (including through the exercise of any stock options, warrants or similar instruments), being collectively referred to herein as the "Subject Shares"); and

                  WHEREAS as a condition to its willingness to enter into the Merger Agreement, Parent has requested that each Stockholder enter into this Agreement.


                  NOW, THEREFORE, to induce Parent to enter into, and in consideration of its entering into, the Merger Agreement, and in consideration of the premises and the representations, warranties and agreements contained herein, the parties hereto agree as follows:

                  1. AGREEMENT TO VOTE SHARES. Each Stockholder agrees during the term of this Agreement to vote, or cause to be voted, its Subject Shares, in person or by proxy, in favor of the Merger, the adoption and approval of the Merger

Agreement and the approval of the transactions contemplated by the Merger Agreement at every meeting of the stockholders of the Company at which such matters are considered and at every adjournment thereof.

                  2. GRANT OF IRREVOCABLE PROXY. Each Stockholder hereby irrevocably grants to, and appoints, Pamela F. Craven and Jean F. Rankin and any other individual who shall hereafter be designated by Parent, and each of them, such Stockholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Stockholder, to vote, or cause to be voted, such Stockholder's Subject Shares, or grant a consent or approval in respect of such Subject Shares, at any meeting of stockholders of the Company or at any adjournment thereof or in any other circumstances upon which their vote, consent or other approval is sought, in favor of the Merger, the adoption and approval of the Merger Agreement and the approval of the transactions contemplated by the Merger Agreement.

                  3. NO OTHER GRANT OF PROXY. Each Stockholder will not, directly or indirectly, grant any proxies or powers of attorney with respect to its Subject Shares to any person in connection with its vote, consent or other approval sought, in favor of the Merger, the adoption and approval of the Merger Agreement and the approval of the transactions contemplated by the Merger Agreement, other than as set forth in Section 2.

                  4. TRANSFERS. Other than this Agreement, each Stockholder will not, nor will such Stockholder permit any entity under such Stockholder's control to, sell, transfer, pledge, assign or otherwise dispose of (including by gift) (collectively, "Transfer"), or consent to any Transfer of, any Subject Shares or any interest therein or enter into any contract, option or other agreement or arrangement (including any profit sharing or other derivative arrangement) with respect to the Transfer of, any Subject Shares or any interest therein to any person, unless prior to any such Transfer the transferee of such Subject Shares agrees to be subject to the provisions of this Agreement.

                  5. NO VOTING TRUSTS. Each Stockholder agrees that it will not enter into any voting trust or other arrangement or agreement, or agree, in any manner, with respect to its vote, consent or other approval sought, in favor of the Merger, the adoption and approval of the Merger Agreement and the approval of the transactions contemplated by the Merger Agreement (and if entered into or executed, such voting trust or other arrangement or agreement shall not be effective).

                  6. NO SOLICITATION. Until the Merger is consummated or the Merger Agreement is terminated, each Stockholder shall not, nor shall it permit any investment banker, attorney or other advisor or representative of such Stockholder to, directly or indirectly through another person, solicit, initiate, encourage or otherwise facilitate any Takeover Proposal.

                  7. AFFILIATE AGREEMENT. (a) If, at the time the Merger Agreement is submitted for approval to the stockholders of the Company, a Stockholder is an "affiliate" of the Company for purposes of Rule 145 under the Securities Act or for purposes of qualifying the Merger for pooling of interests accounting treatment under Opinion 16 of the Accounting Principles Board and applicable SEC rules and regulations, such Stockholder shall deliver to Parent at least 30 days prior to the Closing a written agreement substantially in the form attached as Exhibit A to the Merger Agreement.

                  (b) Each Stockholder shall use reasonable efforts to cause the transactions contemplated by the Merger Agreement, including the Merger, to be accounted for as a pooling of interests transaction under Opinion 16 of the Accounting Principles Board and applicable SEC rules and regulations. Each Stockholder agrees that it shall take no action that would cause such accounting treatment not to be obtained.

                  8. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS. Each Stockholder hereby, severally and not jointly, represents and warrants to Parent in respect of himself or itself as follows:

                  (a) AUTHORITY. Such Stockholder has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by such Stockholder and constitutes a valid and binding obligation of such Stockholder enforceable in accordance with its terms. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under any provision of, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to such Stockholder or to such Stockholder's property or assets. Except for (i) such filings under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby and (ii) informational filings with the SEC, no consent, approval, order or authorization of, or registration, declaration or filing with any Governmental Entity is required by or with respect to such Stockholder in connection with the execution and delivery of this Agreement or the consummation by such Stockholder of the transactions contemplated hereby.

                  (b) THE SUBJECT SHARES. Such Stockholder has good and marketable title to the Subject Shares, free and clear of all Liens.

                  9. REPRESENTATIONS AND WARRANTIES OF PARENT. Parent hereby represents and warrants to each Stockholder that Parent has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent, and the consummation of the transactions contemplated hereby, has been duly authorized by all necessary corporate action on the part of Parent. This Agreement has been duly executed and delivered by Parent and constitutes a valid and binding obligation of Parent enforceable in accordance with its terms.

                  10. ENFORCEMENT. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled, without the posting of any bond, to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any federal court located in the State of Delaware or in Delaware state court, this being in addition to any other remedy to which they are entitled at law or in equity, and neither party will oppose the granting of such relief on the basis that the other party has an adequate remedy at law.

                  11. TERM AND TERMINATION. Subject to Section 16(f), the term of this Agreement shall commence on the date hereof and shall terminate upon the earlier of (i) the Effective Time and (ii) the date that is ten Business Days after the date on which the Merger Agreement is terminated in accordance with its terms. No such termination of this Agreement shall relieve any party hereto from any liability for breach of this Agreement prior to termination.

                  12. CERTAIN EVENTS. Each Stockholder agrees that this Agreement and the obligations hereunder shall attach to such Stockholder's Subject Shares and shall be binding upon any Person to which legal or beneficial ownership of such Subject Shares shall pass, whether by operation of law or otherwise, including such Stockholder's heirs, guardians, administrators or successors. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Subject Shares, or the acquisition of additional shares of the Company's capital stock by such Stockholder, the number of Subject Shares listed on Schedule A beside the name of such Stockholder shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional shares of the Company's capital stock issued to or acquired by such Stockholder.

                  13. STOCKHOLDER CAPACITY. No person executing this Agreement who is or becomes during the term hereof a director or officer of the Company makes (or shall be deemed to have made) any agreement or understanding herein in his or her capacity as such director or officer. Without limiting the generality of the foregoing, each Stockholder signs solely in its or his capacity as the record and/or beneficial owner, as applicable, of such Stockholder's Subject Shares and nothing herein shall limit or affect any actions taken by such Stockholder (or a designee of such Stockholder) in his or her capacity as an officer or director of the Company in exercising his or her rights under the Merger Agreement.

                  14. ENTIRE AGREEMENT; NO THIRD PARTY BENEFICIARIES; AMENDMENT; WAIVER. This Agreement (including the documents and instruments referred to herein) (i) constitutes the entire agreement and supersedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by each party to be charged. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

                  15. NOTICES. All notices, consents, requests, instructions, approvals and other communications provided for herein shall be in writing and shall be deemed to have been duly given if mailed, by first class or registered mail, three business days after deposit in the United States Mail, or if telexed or telecopied, sent by telegram, or delivered by hand or reputable overnight courier, when confirmation is received, in each case as follows:

         If to the Stockholders, to the addresses listed on Schedule A hereto;

         If to Parent, in accordance with Section 8.02 of the Merger Agreement;

or to such other persons or addresses as may be designated in writing by the party to receive such notice.

                  16. MISCELLANEOUS. (a) When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation".

                  (b) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of laws.

                  (c) If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner and to the end that the transactions contemplated hereby are fulfilled to the extent possible.

                  (d) This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each of the parties and delivered to the other parties, it being understood that each party need not sign the same counterpart.

                  (e) This Agreement shall not be assigned by any Stockholder, on the one hand, without the prior written consent of Parent, or by Parent, on the other hand, without the prior written consent of the Stockholders, except that Parent may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder to any direct or indirect wholly owned subsidiary of Parent; provided that notwithstanding such assignment, Parent shall remain liable for performance of its obligations hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

                  (f) The obligations of the Stockholders set forth in this Agreement shall not be effective or binding upon the Stockholders until after such time as the Merger Agreement is executed and delivered by Parent, Sub and the Company.

                  (g) Each Stockholder agrees to take, or cause to be taken, all actions, and to do, or cause to be done, and assist and cooperate with the other Stockholders in doing, all things necessary, proper or advisable to cause a Stockholder Meeting to be held as promptly as practicable after the date hereof.


                  IN WITNESS WHEREOF, Parent has caused this Agreement to be signed by its officer thereunto duly authorized and each Stockholder has signed this Agreement, all as of the date first written above.


                                       LUCENT TECHNOLOGIES INC.,

                                       by
                                          /s/Pamela F. Craven
                                          -------------------------
                                          Name:  Pamela F. Craven
                                          Title: Vice President-Law
                                                 & Secretary



                                          /s/Robert P. Madonna
                                          ------------------------
                                          Robert P. Madonna

                                          THE MADONNA FAMILY LIMITED
                                          PARTNERSHIP,

                                             by Robert P. Madonna, its
                                                General Partner

                                                /s/Robert P. Madonna
                                                ------------------

                                                                SCHEDULE A





                         Name and                                     Number of            Percentage of Voting Power
                      Address of Each                                Outstanding                       of
                        Stockholder                                  Shares Owned                  the Company
                        -----------                                  ------------                  -----------




Robert P. Madonna                                                     23,021,310                      62.3%

The Madonna Family Limited Partnership                                4,191,840                       11.3%
